Revenue from Contracts with Customers and Cost of Sales	12 Months Ended
Dec. 31, 2021
Revenue from Contracts with Customers and Cost of Sales
Revenue from Contracts with Customers and Cost of Sales

5.Revenue from Contracts with Customers and Cost of Sales

Lilium is currently not generating revenues from mobility services. In rolling-out the business, Lilium is engaged in infrastructure and mobility consultancy services provided to airport authorities with which future collaborations are planned; revenue amounting to €47 thousand has been recognized from one customer at a point in time upon receipt of acceptance in 2021 (2020: €97 thousand; 2019: nil). The geographic region which recognized revenues was Germany based on the Group location which bills the customer.

Related costs are captured in costs of sales and comprise personnel expenses.